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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

GTC BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	0-21794 (Commission File Number)	04-3186494 (IRS Employer Identification No.)

175 CROSSING BOULEVARD
FRAMINGHAM, MASSACHUSETTS 01702
(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure. Information Furnished under Item 12 ("Results of Operations and Financial Condition").

        On July 24, 2003, GTC issued a press release announcing GTC's financial results for the second quarter of 2003. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2003	GTC BIOTHERAPEUTICS, INC.
	By:	/s/ JOHN B. GREEN John B. Green Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of GTC Biotherapeutics, Inc. dated July 24, 2003, reporting GTC's financial results for the second quarter of 2003.

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  Item 9. Regulation FD Disclosure. Information Furnished under Item 12 ("Results of Operations and Financial Condition").
SIGNATURES
EXHIBIT INDEX